ACQUISITION OF SUBSIDIARIES - Net Assets Acquired (Detail) - Dec. 19, 2012 - MCP [Member] $ in Thousands	USD ($)	PHP
Net assets acquired:
Cash and cash equivalents	$ 27,876
Prepaid expenses and other current assets	13
Accrued expenses and other current liabilities	(1,094)
Noncontrolling interests	(1,860)
Net assets	24,935
Excess payment on acquisition of assets and liabilities (including direct cost incurred) charged to consolidated statements of operations and included in development costs	5,747
Allocation of proceeds for payment of acquisition	30,682	PHP 1,259,000,000
Total consideration satisfied by:
Cash paid	$ 30,682